UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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UNITED BANCSHARES, INC.
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URGENT

IMMEDIATE RESPONSE REQUESTED

October 20, 2009

Dear Shareholder:

On behalf of the Board of Directors and management of United Bancshares, Inc., I am pleased to invite you to the 2009 Annual Meeting of Shareholders of United Bancshares, Inc. which is to be held on Friday, December 11, 2009, at 9:00 A.M., local time, at the African American Museum of Philadelphia, 701 Arch Street, Philadelphia, PA 19106. Accompanying this letter is a Notice of Meeting, a Proxy Statement and a Proxy Card. Also accompanying this letter is United Bancshares, Inc.’s Annual Report to its shareholders for the year 2008.

Shareholders who need directions to the location of the Annual Meeting should call (215) 231-3670 between the hours of 8:30 A.M. and 4:30 P.M., local time, on any business day.

I urge you to read the enclosed material carefully and to complete, sign and mail promptly the proxy card accompanying this letter so that your vote will be counted.  A self-addressed stamped envelope is enclosed to return the completed proxy form.  For your convenience, telephone and on-line voting are now available.  Please follow the instructions on the proxy card if you would like to vote in this manner.

The officers, directors and staff of United Bank sincerely appreciate your continuing support.

Sincerely,

Evelyn F. Smalls
President and Chief Executive Officer

Enclosures

UNITED BANCSHARES, INC.
30 South 15th Street, 12th Floor
Philadelphia, PA 19102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON December 11, 2009

Dear Shareholders,

The Annual Meeting of the Shareholders of United Bancshares, Inc. will be held at 9:00 A.M., local time, on Friday, December 11, 2009 at the African American Museum of Philadelphia, 701 Arch Street, Philadelphia, PA 19106 for the following purposes:

1.	To elect one (1) Class B director to serve until the expiration of his four (4) year term.

2.	To ratify the appointment of McGladrey and Pullen, LLP as United Bancshares, Inc.’s independent registered public accounting firm for the year 2009.

In their discretion, the proxies are authorized to act upon such other matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters. Only shareholders of record at the close of business on October 12, 2009, who hold shares with voting rights, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Such shareholders may vote in person, by proxy, by telephone or via the internet.

By Order of the Board of Directors

Marionette Y. Wilson, Secretary

Philadelphia, Pennsylvania
October 20, 2009

IMPORTANT NOTICE

To assure your representation at the Annual Meeting, please vote via telephone or the internet, or complete, date, sign, and promptly mail the enclosed Proxy Card in the return envelope. No postage is necessary if mailed in the United States. Any shareholder giving a proxy has the power to revoke it at any time prior to its use for any purpose. Shareholders who are present at the meeting may withdraw their proxy prior to its use for any purpose and vote in person.

ANNUAL MEETING OF SHAREHOLDERS
United Bancshares, Inc.
PROXY STATEMENT
Table of Contents

ANNUAL MEETING OF SHAREHOLDERS
United Bancshares, Inc.

PROXY STATEMENT

INTRODUCTION

Matters to be Considered at the Annual Meeting of Shareholders

This Proxy Statement is being furnished to shareholders of United Bancshares, Inc. (called “we”, “us”, “our”, “UBS” or “the Corporation”) in connection with the solicitation of proxies by UBS for use at UBS’ Annual Meeting of Shareholders to be held on Friday, December 11, 2009, at 9:00 A.M., or any adjournment or postponement thereof (the “Annual Meeting”). At the Annual Meeting, the shareholders will consider and vote upon (i) the election of one (1) Class B director to serve until the expiration of his four (4) year term; and (ii) the ratification of the appointment of McGladrey and Pullen, LLP as the independent registered public accounting firm for UBS for the year 2009. The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the Proxy are to be mailed to shareholders is October 20, 2009. The address of the executive office of UBS is 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held on Friday, December 11, 2009 at 9:00 A.M. local time, at the African American Museum of Philadelphia, 701 Arch Street, Philadelphia, PA 19106.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on December 11, 2009

This proxy statement and the Corporation’s annual report to security holders are available at www.ubphila.com.

Record Date and Voting

Our Board of Directors has fixed the close of business on October 12, 2009 as the record date for determining holders of record of our Common Stock, par value $0.01 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record, of a voting share, is entitled to one vote per share on the matters to be considered at the Annual Meeting.

The holders of a majority of the outstanding shares of our Common Stock, with voting rights, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of October 12, 2009, there were 874,025 shares of our Common Stock outstanding with voting rights.

Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies, unless such proxies have previously been revoked. Each properly executed proxy on which no voting directions are indicated will be voted in favor of the adoption of the proposals recommended by our Board, and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to Marionette Y. Wilson, our Secretary, at the executive office of UBS at 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102 or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy.

     We do not know at this time of any business, other than that stated in this Proxy Statement, which will be presented for consideration at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.

            Directors are elected by plurality of the votes cast. The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting for a particular matter (other than the election of directors) is required for the matter to be deemed an act of the shareholders.  If a shareholder abstains from voting on any matter, then the shares are considered present at the Annual Meeting for purposes of the proposal.  However, abstentions are not votes for or against the proposal.  Abstentions will reduce the number of affirmative votes required to approve a proposal by reducing the total number of shares voting on a proposal from which a majority is calculated.  A broker non-vote occurs when a broker does not receive authority to vote on a particular matter.  Broker non-votes are not counted with regard to the proposal.  Broker non-votes do reduce the number of affirmative votes required to approve the proposal by reducing the total number of shares voting on a particular matter from which a majority is calculated.

Other Matters

We will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telefax and telegram, by our directors, officers and employees and by UBS’ wholly-owned subsidiary United Bank of Philadelphia (the “Bank”). Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of our Common Stock held of record by such persons, and UBS will reimburse them for their expenses in doing so.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information known to us, as of October 12, 20091, with respect to the only persons to UBS’ knowledge, who may be beneficial owners of more than 5% of our Common Stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Corporation Common Stock	Percentage of Outstanding Corporation Common Stock Owned
Philadelphia Municipal	71,667	8.20%
Retirement System
2000 Two Penn Center
Philadelphia, Pennsylvania 19102
Wachovia Corporation, (formerly, First Union Corporation)2	50,000	5.72%
301 S College Street, Floor 27
Charlotte, NC 28288

Greater Philadelphia Urban Affairs Coalition	47,500	5.43%
1207 Chestnut Street, Floor 7
Philadelphia, PA 19107

The Estate of James F. Bodine	44,583	5.10%
401 Cypress Street
Philadelphia, PA 19106

(1)	As of October 12, 2009, there were 874,025 shares of our voting Common Stock outstanding.
(2)	Wachovia Corporation owns 241,666 shares of our Common Stock of which 50,000 are voting shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers file reports of their holdings of our Common Stock with the Securities and Exchange Commission (the “Commission”). Based on our records and other information available to it, we believe that the Commission’s Section 16(a) reporting requirements applicable to our directors and executive officers were complied with for our fiscal year ended December 31, 2008.

CORPORATE GOVERNANCE

Our Bylaws provide that a Board of Directors of not less than five (5) and not more than twenty-five (25) directors shall manage our business. Our Board, as provided in the bylaws, is divided into four classes of directors: Class A, Class B, Class C and Class D, with each class being as nearly equal in number as possible. The Board of Directors has fixed the number of directors at nine (9), with three (3) members in Class A, one (1) member in Class B, three (3) members in Class C, and two (2) members in Class D. (SEE PROPOSAL 1—ELECTION OF DIRECTORS).

Under UBS’ bylaws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for the balance of the term of the director who that person succeeds.

            The Board of Directors of UBS and the Board of Directors of the Bank meet when necessary. The Executive Committee of the Bank meets in those months when the UBS Board of Directors does not meet. The Executive Committees of UBS and the Bank act in the stead of the Boards of Directors of UBS and the Bank, respectively, and exercise the authority and powers of the Boards of Directors at intervals between meetings of the Boards of Directors insofar as may be permitted by law.  The Nominating Committee has the responsibility for the nomination of new directors. The Asset and Liability Management Committee of the Bank’s Board meets for the purpose of managing and monitoring the Bank’s exposure to interest rate risk. UBS’ and the Bank’s Compliance Committee have been combined with the Audit Committees which meets with the independent registered public accounting firm to review the results of the annual audit and addresses regulatory compliance matters. UBS has a Nominating Committee. UBS’ Board of Directors does not have a Compensation Committee of the Board.  The independent members of the Executive Committee function as the Compensation Committee.

Directors’ Qualifications

In considering any individual nominated to be a director on UBS’ and the Bank’s Board of Directors’, the Board of Directors considers a variety of factors, including whether the candidate is recommended by the Bank’s executive management and the Board’s Nominating Committee, the individual’s professional or personal qualifications, including business experience, education and community and charitable activities and the individual’s familiarity with the communities in which UBS or the Bank is located or is seeking to locate.

Nomination for Directors

Section 3.4 of Article 3 UBS’ Bylaws provides that no shareholder shall be permitted to nominate a candidate for election as a director, unless such shareholder shall provide to the Secretary of UBS information about such candidate as is equivalent to the information concerning candidates nominated by the Board of Directors that was contained in the UBS Proxy Statement for the immediately preceding Annual Meeting of shareholders in connection with election of directors.  Such information consists of the name, age, any position or office held with UBS or the Bank, a description of any arrangement between the candidate and any other person(s), naming such persons pursuant to which he or she was nominated as a director, his/her principal occupation for the five (5) years prior to the meeting, the number of shares of UBS stock beneficially owned by the candidate and a description of any material transactions or series of transactions to which UBS or the Bank is a party and in which the candidate or any of his affiliates has a direct or indirect material interest, which description should specify the amount of the transaction and where practicable the amount of the candidates interest in the transaction.

Such information shall be provided in writing not less than one hundred twenty (120) days before the first anniversary preceding the annual meeting of UBS’ shareholders.  The Chairman of the Board of Directors is required to determine whether the director nominations have been made in accordance with the provisions of the UBS’ Bylaws, and if any nomination is defective, the nomination and any votes cast for the nominee(s) shall be disregarded.

The Nominating Committee’s process for identifying and evaluating nominees for director, including nominees recommended by security holders and for incumbent directors whose terms of office are set to expire, include review of the directors’ overall service during their terms, including meetings attended, level of participation, quality of performance, and contributions towards advancing UBS’s interests and enhancing shareholder value; with respect to new directors, the procedure includes a review of the candidates biographical information and qualifications and a possible check of candidates references.  All potential candidates are interviewed by all members of the Committee and other members of the board.  Using this information, the committee evaluates the nominee and determines whether it should recommend to the board that the board nominate or elect to fill a vacancy with the prospective candidate.

The Committee believes the following qualifications must be met by a nominee:  a good character, have reputations, personally and professionally, consistent with UBS’s image and reputation; be active or former leaders of organizations; possess knowledge in the field of financial services; have an understanding of the Bank’s marketplace; be independent; be able to represent all of the shareholders; be willing to commit the necessary time to devote to board activities, and be willing to assume fiduciary responsibility.

Communicating with the Board of Directors

          Shareholders may communicate with any UBS or Bank director or member of a Committee of the Board of Directors of UBS or the Bank by writing to United Bancshares, Inc., Attention: Board of Directors, P.O. Box 54212, Philadelphia, PA 19105.  The written communications will be provided to Marionette Y. Wilson, a director and Corporate Secretary of the Board of Directors, who will determine the further distribution of the communications which are appropriate based on the nature of the information contained in the communications.  For example, communications concerning accounting internal controls and auditing matters will be shared with the Chairman of the Audit/Compliance Committee of UBS’ Board of Directors.

Code of Conduct

             UBS and the Bank have adopted a Code of Business Conduct and Ethics ( the “Code”) that applies to all its directors, employees and officers and including its Chief Executive Officer and its Chief Financial Officer.  The Code meets the requirement of a code of ethics for UBS’ and the Bank’s principal executive officer and principal financial officer or persons performing similar functions under Item 406 of the SEC’s Regulation S-K.  Any amendments to the Code or any waivers of the Code for directors or executive officers will be disclosed promptly on a Form 8-K filed with the SEC or by any other means approved by the SEC. The Code complies with requirements of Sarbanes – Oxley Act and the listing standards of NASDAQ and UBS provides a copy of the Code to each director, officer and employee.

             Under our Code of Ethics, the Board is responsible for resolving any conflict of interest involving the directors, executive officers and senior financial officers.  The executive officers are responsible for resolving any conflict of interest involving any other officer or employee.

             UBS will provide, without charge, a copy of its Code of Business Conduct and Ethics to any person who requests a copy of the Code.  A copy of the Code may be requested by writing to the President of UBS at United Bank of Philadelphia at 30 S. 15th Street, Suite 1200, Philadelphia, PA  19102.

UBS’ AND BANK’S BOARD OF DIRECTORS

Director Independence

           The Board of Directors of the Company and the Bank has determined that all of its members, including the Chairman of the Board of Directors, are independent and meet the independence requirements of NASDAQ stock market, except Evelyn F. Smalls.  Because Ms. Smalls is the President and Chief Executive Officer of the Company and the Bank she is not independent as defined by NASDAQ.  The independent directors of the UBS’ and the Bank’s Board of Directors will hold regularly scheduled executive sessions, but, in any event, not less than twice a year.

           In determining the independence of its directors other than Ms. Smalls, the Board of Directors considered routine banking transactions between the Bank and each of the directors, their family members and businesses with whom they were associated, such as loans, deposit accounts, any overdrafts that may have occurred on deposit accounts and any transactions described below in the section of this Proxy Statement under the heading “Transactions with Related Persons.”  In each case, the Board of Directors determined that none of the transactions, relationships or arrangements impaired the independence of the director.

Executive Sessions of Independent Directors

           The independent members of our Board will continue their practice of holding scheduled executive sessions on a regular basis but, in any event, not less than twice a year.  During 2008, two (2) executive sessions were held.

UBS’ Board of Directors meets when necessary and during 2008 held eleven (11) meetings, including UBS’ organization meeting. In 2008, the Bank’s Board of Directors was scheduled to meet at least monthly, except in August and during 2008 held eleven (11) meetings.   The independent directors of the UBS’ and the Bank’s Board of Directors will hold executive sessions on a regular basis, but, in any event, not less than twice a year.

Policy for Attendance at Annual Meetings

           UBS has a policy requiring all of its directors to attend UBS’ annual meeting.  At the annual meeting held on December 5, 2008, eight (8) of UBS’ ten (10) directors attended the meeting.

INFORMATION ABOUT THE COMMITTEES OF THE BOARDS

Information About the Committees of UBS’ Board of Directors

The Committees of UBS’ Board of Directors are the Executive Committee, Audit/Compliance Committee, and the Nominating Committee.

Information about the UBS’ Audit/Compliance Committee and Financial Expert

The Audit/Compliance Committee of UBS’ Board of Directors is comprised of Joseph T. Drennan (Chairman), L. Armstead Edwards, Marionette Y. Wilson (Frazier) and William B. Moore, and meets at a minimum quarterly or at the call of the Chairman. The Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues.  The Committee selects the independent registered public accountants. In addition, the Committee meets with UBS’ independent registered public accountants to review the results of the annual audit and other related matters. Each member of the Committee is “independent” as defined in the applicable listing standards of the National Association of Securities Dealers (“NASDAQ”). The Committee held twelve (12) meetings during 2008.  A copy of the charter is not available on UBS’ website but can be found as Exhibit A to our 2007 Proxy Statement filed with the SEC on October 30, 2007.

Each member of the Audit/Compliance Committee is financially literate as defined by NASDAQ.  The Boards of Directors of the Company and the Bank have determined that Joseph T. Drennan is the “Financial Expert,” as defined in the Commission’s regulations.

The Compliance Committee was combined with the Audit Committee and is comprised of the same members.  On a quarterly basis compliance matters are addressed and include the review of regulatory compliance matters, the Bank’s compliance programs and the Community Reinvestment Act (“CRA Act”) activities.

Information About the Bank’s Audit/Compliance Committee

The Audit/Compliance Committee comprised of Joseph T. Drennan  (Chairman), L. Armstead Edwards, William B. Moore, and Marionette Y. Wilson met at least monthly. The Audit/Compliance Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. In addition, the Audit/Compliance Committee meets with the Bank’s independent registered public accountants to review the results of the annual audit and other related matters, as well as other regulatory compliance issues. Each member of the Audit/Compliance Committee is “independent” as defined in the applicable listing standards of NASDAQ. The Committee held twelve (12) meetings during 2008.

The Compliance Committee is combined with the Audit Committee and is comprised of the same members.  On a quarterly basis compliance matters are addressed and include the review of regulatory compliance matters, the Bank’s compliance programs and the Community Reinvestment Act CRA activities.

Information About UBS’ Executive Committee

The Executive Committee, comprised of L. Armstead Edwards (Chairman), David R. Bright, Joseph T. Drennan, William B. Moore, Evelyn F. Smalls, and Marionette Y. Wilson (Frazier) meets, when necessary, at the call of the Chairman, and to exercise the authority and powers of UBS’ Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Executive Committee held eleven (11) meetings during 2008.

The Executive Committee, without Evelyn Smalls, who is not independent, serves as the compensation committee and meets to discuss compensation matters.  It annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives and determines and approves the compensation and benefits to be paid or provided to the Evelyn F. Smalls, the President of UBS, and Brenda M. Hudson-Nelson, Executive Vice President and Chief Financial Officer.  Each member of the Compensation Committee is independent as defined by NASDAQ. During 2008, the Executive Committee held two (2) meetings as the Compensation Committee.  There is no charter for the executive committee acting as a compensation committee

For information about UBS’ and the Bank’s Audit/Compliance Committees refer to “INFORMATION ABOUT THE AUDIT COMMITTEES” above.

Information About UBS’ Nominating Committee

The Nominating Committee, comprised of L. Armstead Edwards (Chairman), Ernest L. Wright, and Joseph T. Drennan meets at the call of the Chairman. The Committee is responsible for considering and recommending future director nominees to the Board of Directors of UBS and the Bank and the Committee is independent and meets the requirements for independence of the NASDAQ Stock market. The Nominating Committee charter will be made available, without charge, upon written request by the shareholders of UBS to the corporate secretary of UBS.  A copy of the charter is not available on UBS’ website but can be found as Exhibit B to our 2007 Proxy Statement filed with the SEC on October 30, 2007.  The Committee held two (2) meetings during 2008 resulting in the nomination of Maurice R. Mitts as a Class B director and the re-election of Class A directors standing for re-election.

Meetings of UBS’ Board and its Committees

The total number of meetings of UBS’ Board of Directors that were held in 2008 was eleven (11). All of the incumbent directors, who were directors during 2008 (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, except Joseph T. Drennan, who attended fifty percent (50%); and (ii) all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served, except Joseph T. Drennan, who attended fifty percent (50%) of the Audit Committee  meetings for medical reasons.

Information About Committees of the Bank’s Board of Directors

The Committees of the Bank’s Board of Directors are the Executive, Asset and Liability Management, the Audit/Compliance Committees, and the Loan Committee.

The Executive Committee, comprised of L. Armstead Edwards (Chairman), William B. Moore, Joseph T. Drennan, David R. Bright, Evelyn F. Smalls and Marionette Y. Wilson meets, when necessary, at the call of the Chairman, to discuss and approve certain human resource matters including compensation, to ratify and approve certain of the Bank’s loans and to exercise the authority and powers of the Bank’s Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Executive Committee held eleven (11) meetings during 2008. The Bank’s Board of Directors does not have a Compensation Committee; the Executive Committee performs that function without Evelyn Smalls who serves as an executive officer of the Bank.

The Asset Liability Management Committee, comprised of Bernard E. Anderson (Chairman), L. Armstead Edwards, Joseph T. Drennan, Evelyn F. Smalls and Ernest L. Wright meets, when necessary, at the call of the Chairman, to review and manage the Bank’s exposure to interest rate risk, market risk and liquidity risk. During 2008, the Asset and Liability Management Committee held four (4) meetings.

The Loan Committee, comprised of David R. Bright (Chairman), L. Armstead Edwards, Evelyn F. Smalls, Maurice R. Mitts and Ernest Wright meets when necessary to review and approve loans that are $200,000 and over and to discuss other loan-related matters.  During 2008, the Loan Committee held twelve (12) meetings.

For information about UBS’ and the Bank’s Audit/Compliance Committees refer to “INFORMATION ABOUT THE AUDIT COMMITTEES” above.

Meetings of Bank’s Board and its Committees

The total number of meetings of the Bank’s Board of Directors that were held in 2008 was eleven (11). All incumbent directors (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors; except Joseph T. Drennan, who attended fifty percent (50%); and, (ii) all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served, except Joseph T. Drennan, who attended fifty percent (50%) of the Audit Committee meetings.

BOARDS OF DIRECTORS COMPENSATION
Directors Fees

     The normal non-officer director fee paid by the Bank is Three Hundred Fifty Dollars ($350) for attending each Board meeting and One Hundred Seventy-five Dollars ($175) per quarter for attending the Board of Directors’ Committee meetings. Directors’ fees are not paid to officer directors for attending Bank Board of Directors or Committee meetings. UBS does not pay any fees to any directors for attending UBS’ Board of Directors or Committee meetings.  Effective April 1, 2002, the Board of Directors elected to waive all fees for an indefinite period of time.

Therefore, no table summarizing the compensation paid to non-employee directors is required for the fiscal year ended December 31, 2008.

BIOGRAPHICAL INFORMATION ABOUT CORPORATION’S DIRECTORS

               The following table sets forth certain biographical information. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.

	Age as of
Name, Principal Occupation and	October 12,	Director
Business Experience For Past Five Years	2009	Since

CONTINUING DIRECTORS
Class A
The terms of the following directors expire in 2012:
1. L. Armstead Edwards	67	1993
Owner and President, Edwards Entertainment, Inc.
Philadelphia, PA from 1978 until the present time
2. Marionette Y. Wilson	64	2000
Retired, formerly Co-Founder/Partner, John Frazier, Inc.,
Philadelphia, PA from 1981 – 2002
3. Ernest L. Wright	80	1993
Founder, President and CEO of Ernest L. Wright
Construction Company, Philadelphia, PA from 1976 until the
present time

DIRECTOR STANDING FOR ELECTION Class B
The term of the following director expires in 2013:
1. Maurice R. Mitts
Founder, Partner, Mitts, Milavec, LLP. Philadelphia, PA from April 2005 to present	46	2009

CONTINUING DIRECTORS Class C
The terms of the following directors expire in 2010:
1. Bernard E. Anderson	71	2002
Economist Former Whitney M. Young Professor of Management, Wharton School, University of Pennsylvania. Philadelphia, PA
2. David R. Bright	70	2002
Retired, Executive Vice President, Meridian Bancorp Philadelphia, PA
3. Joseph T. Drennan Chief Financial Officer, Universal Capital Management Inc. Wilmington, DE	64	2004
CONTINUING DIRECTORS Class D
The terms of the following directors expire in 2011
1. William B. Moore	67	1993
Pastor Tenth Memorial Baptist Church from 1974 until the present time, Philadelphia, PA
2. Evelyn F. Smalls	64	2000
President and Chief Executive Officer of the Bank and UBS Since June of 2000; Senior Vice President of the Bank from October 1993 to May 2000

Footnotes Information Concerning Directors
(1)       Reference to service on the Boards of Directors refers to the Bank only prior to 1993 and to the Bank and UBS since 1993

BENEFICIAL OWNERSHIP OF STOCK BY DIRECTORS, NOMINEES AND EXECUTIVES

The following table lists the beneficial ownership of shares of the UBS’ Common Stock as of October 12, 2009 for each of the UBS’ director, nominees and executive officers.   The table also shows the total number of shares of Common Stock ownership by the director, nominees and executive officers of UBS as a group.

Name	Common Stock2,3,4	Percent of Outstanding Stock
Current Directors
L. Armstead Edwards	10,833	1.24%
Marionette Y. Wilson (Frazier)	17,900	2.05%
Ernest L. Wright	7,084	*
Bernard E. Anderson	850	*
David R. Bright	850	*
Joseph T. Drennan	783	*
Maurice R. Mitts	833	*
William B. Moore	1,834	*
Evelyn F. Smalls	500	*

Certain Executive Officers
Evelyn F. Smalls	500**	*
Brenda M. Hudson-Nelson	50	*
All Current Directors and Executive Officers as a Group	41,517	4.75% ***

(2)
Stock ownership information is given as of October 12, 2009, and includes shares that the individual has the right to acquire (other than by exercise of stock options) within sixty (60) days of October 12, 2009. Unless otherwise indicated, each director and each such named executive officer holds sole voting and investment power over the shares listed.

(3)
The number of shares “beneficially owned” in each case includes, when applicable, shares owned beneficially, directly or indirectly, by the spouse or minor children of the director, and shares owned by any other relatives of the director residing with the director. None of the directors holds title to any shares of UBS of record that such director does not own beneficially.

(4)
UBS does not know of any person having or sharing voting power and/or investment power with respect to more than 5% of the UBS’ Common Stock other than Wachovia Corporation (formerly First Union Corporation), Philadelphia Municipal Retirement System, the Greater Philadelphia Urban Affairs Coalition and the Estate of James F. Bodine. (SEE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.)

Footnotes Concerning Beneficial Ownership of Stock
*         Less than one percent.
**	Ms. Smalls is also a Director; see listing above.
***	Calculated by adding the Common Stock owned and dividing by the actual number of shares outstanding on October 12, 2009.

UBS’ AND BANK’S EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the current executive officers of UBS and the Bank as of October 12, 2009:

Name, Principal Occupation and Business Experience For Past 5 Years	Age as of October 12, 2009	Office with the UBS and/or Bank	UBS Stock Beneficially Owned
Evelyn F. Smalls(1)(2)	64	President and Chief Executive Officer and Director of UBS and Bank	500
Brenda M. Hudson-Nelson (3)	47	Executive Vice President and Chief Financial Officer of UBS and Bank	50
Footnote Information Concerning Executive Officers
(1)
Ms. Smalls was elected as a director and was appointed as President and Chief Executive Officer in June 2000. Prior to that, Ms. Smalls was Senior Vice President of Human Resources and Compliance from October 1993 to May 2000.

(2)
The President and Chief Executive Officer, currently Evelyn F. Smalls, acts as Trustee of certain voting trust agreements (the “Voting Trusts”) pursuant to which Fahnstock, Inc deposited 5,209 shares of Common Stock of UBS.

(3)
Ms. Hudson-Nelson was appointed Senior Vice President and Chief Financial Officer in June 2000. Prior to that, Ms. Hudson-Nelson was Vice President and Controller from January 1992 to May 2000.  In May 2002, Ms. Hudson-Nelson was promoted to Executive Vice President and Chief Financial Officer.

EXECUTIVE COMPENSATION

The Executive Committee, comprised of L. Armstead Edwards (Chairman of the Board), William B. Moore(Vice Chairman of the Board), Marionette Y. Wilson, Joseph T. Drennan, and David R. Bright but without Evelyn Smalls, who is not independent, serves as the compensation committee and meets to discuss compensation matters.  It annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives and determines and approves the compensation and benefits to be paid or provided to the Evelyn F. Smalls the President of UBS and Brenda M. Hudson-Nelson Executive Vice President and Chief Financial Officer.  Each member of the Compensation Committee is independent as defined by NASDAQ. During 2008, the Executive Committee held two (2) meetings as the Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation objectives:

The primary objectives of our compensation policy are:

	To attract and retain highly qualified key executive officers essential to our long-term success;
	To reward properly executive officers for performance, achievement of goals and enhancement of shareholder value.
	Succession Planning to ensure adequate replacement for key executives

Compensation Philosophy

The compensation philosophy is to compensate our executive officers for performance. However, because of the Bank’s prior designation as a “troubled financial institution”, non-salary benefits had limitations including the inability to offer executives significant deferred compensation, post-retirement benefits or compensation in the event of a change in control.

The Committee’s Process

The Committee did not deem it prudent to make any salary adjustments because of the Bank’s financial condition.  However, because of the desire to retain the executive officers, the decision was made to continue the salary and benefits as set forth in their original employment contracts

Components of Compensation for 2008

For the fiscal year ended December 31, 2008, the components of executive compensation were:

• Salary;
• Life Insurance in the amount of two times salary; and
• Automobile Allowance.

Salary

Salary provides the compensation base rate and is intended to be internally fair among executive officers at the same level of responsibility.

In setting the salary for the chief executive officer, the committee considers financial results, organizational development, marketing initiatives, board relations, management development, work on representing us to our customers, clients and the public, and results in developing, expanding and integrating our products and services. The committee also takes into account the effects of inflation. The committee exercises discretion in setting the chief executive officer’s salary and may increase or decrease the chief executive officer’s salary based on our financial performance or on non-financial performance factors, if it so decides. However, the employment contract with Ms. Smalls, chief executive officer, sets a minimum salary of $160,000 per year.

The committee receives evaluations of the other executive officers performance from Ms. Smalls and her recommendations for base salaries for those officers. The recommendations are based on the officer’s level of responsibility and performance of duties. The committee then reviews and modifies, where appropriate, the recommendations and sets the salaries for the other executive officers.

Life Insurance and Auto Allowance

These benefits help to attract and retain qualified personnel within the current financial constraints.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers for the year ended December 31, 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
Evelyn F. Smalls	2008 2007	$160,000 160,000	$0 0	$0 0	$0 0	$0 0	$0 0	$6,209 6,209	$166,209 166,209
President and Chief Executive Officer
Brenda Hudson-Nelson,	2008 2007	115,000 115,000	0 0	0 0	0 0	0 0	0 0	6,095 6,095	121,095 121,095
Executive Vice President and Chief Financial Officer
Terrence Barclift(3)	2008 2007	22,923 110,000	0 0	0 0	0 0	0 1,348	0 0	1,000 21,000	23,923 132,348
Senior Vice President and Senior Lending Officer

(1)
 Amounts are not included in the Bonus, Stock Awards, Option Awards, Non-equity Incentive Plan Compensation, Change in Pension and Nonqualified Deferred Compensation Earnings and All Other Compensation columns of the table because no compensation of this nature was paid by UBS or the Bank and the restricted stock awards and long term incentive payouts columns are not included in the Compensation Table since these benefits are not made available by UBS or the Bank.

(2)
UBS’ executives receive a $500 per month automobile allowance. UBS’ executive are provided with life insurance policies equivalent to two times their annual salary for which the cost is $209/annually for Evelyn Smalls and $98/annually for Brenda Hudson-Nelson

(3)	For personal reasons, Terrence Barclift resigned his position as Senior Vice President/Senior Lending Officer effective February 25, 2008.

Executive Employment Agreements

The Bank entered into an Employment Agreement with Evelyn F. Smalls in November 2004 to continue to serve as the Bank’s President and Chief Executive Officer. The term of the Employment Agreement was three (3) year.  The contract expired in November 2007. Renewal terms are under review by the Compensation Committee.  Ms. Smalls is currently working under the provisions of the expired contract which provide for an annual base salary of $160,000 that may be increased, but not decreased as well as life insurance equivalent to two times her base salary, and a $500 per month automobile allowance.

The Bank entered into an Employment Agreement with Brenda M. Hudson-Nelson in November 2004 to continue to serve as the Bank’s Executive Vice President and Chief Financial Officer. The term of the Employment Agreement was three (3) years.  Renewal terms are under review by the Compensation Committee.  Ms. Hudson-Nelson is currently working under the provisions of the expired contract which provide for an annual base salary of $115,000 that may be increased, but not decreased as well as life insurance equivalent to two times her base salary, and a $500 per month automobile allowance.

The Bank entered into an Employment Agreement with Terrence Barclift in October 2006 to serve as the Bank’s Senior Vice President and Senior Lending Officer. The term of the Employment Agreement was two (2) years, unless extended or terminated.    The Employment Agreement provided for an annual base salary of $110,000 that may be increased, but not decreased as well as life insurance equivalent to two times his base salary, and a $500 per month automobile allowance. For personal reasons, Mr. Barclift resigned effective February 25, 2008.

Payments Upon Termination

The named executive officers are only entitled to payment of their salary, life insurance, and automobile allowance through the date of termination.

Equity Compensation Plan Information

The Company adopted a Stock Option Plan in 1998.  Under this Plan, options to acquire shares of common stock were granted to the former chief executive officer.  The Stock Option Plan provides for the granting of options at the fair market value of the Company’s common stock at the time the options are granted.  Each option granted under the Stock Option Plan may be exercised within a period of ten years from the date of grant.  However, no option may be exercised within one year from the date of grant.  No options were granted in 2008 and no options were outstanding as of December 31, 2008.  All options expired on December 31, 2008.

Other Compensation Tables

We have not included a grant of plan-based awards table, an outstanding equity awards table, options exercises and stock vested table, and pension benefits table because those tables are not applicable.

COMPENSATION COMMITTEE REPORT

The Executive Committee serving as the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the committee recommended that the Compensation Discussion and Analysis be included  our Annual Report on Form 10-K for the year ended December 31, 2008.

Respectfully submitted:

L. Armstead Edwards
William B. Moore
Marionette Y. Wilson
Joseph T. Drennan
David R. Bright

Transactions with Related Parties

Some of our directors, executive officers, and members of their immediate families and the companies with which they are associated were our customers of and had banking transactions with us in the ordinary course of our business during the year 2008. All loans and commitments to lend were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.  In our opinion, the transactions and loan commitments did not involve more than normal risk of collectively or present other unfavorable features.

Our written Audit Committee Charter requires our Audit Committee to approve related party transactions. Our written Policy on Related Party Transactions establishes procedures for the Audit Committee’s review and approve of related party transactions other than excepted transactions and preapproved transactions. Transactions available to all employees generally, and transactions involving less than $120,000 when aggregated with all similar transactions in any calendar year, are excepted transactions. The following types of transactions are preapproved transactions:

Transactions available to all employees generally, and transactions involving less than $120,000 when aggregated with all similar transactions in any calendar year, are expected transactions.  The following types of transactions are preapproved transactions:

- Compensation payable to directors or officers if reportable under Item 402 of the Commission’s Regulation S-K;

- Compensation payable to an immediate family member of another director or executive officer, if approved by the Executive Committee acting as the Compensation Committee;

- Transactions with another company (including charitable contributions, grants or endowments to a charitable organization) at which a related person’s only relationship is as an employee (other than executive officer), director or less than 10% owner, if the aggregate amount involved does not exceed $200,000 or 5% of that company’s total revenues; and

- Routine banking relationships that otherwise comply with banking laws and regulations.

The Audit Committee is to apply the following standards when it reviews related party transactions for approval:

- Whether the transaction is on terms no less favorable to the Corporation than terms generally available with an unaffiliated third party under similar circumstances;

- The extent of the related person’s interest in the transaction; and

- Other factors the committee deems appropriate.

For loan transactions, our written Regulation O Policy requires the Executive Committee to review and approve loan transactions with directors, executive officers and their related interests in accordance with the standards established by Federal Reserve Board Regulation O.

AUDIT COMMITTEE REPORT

In connection with the preparation and filing of UBS’ Annual Report on Form 10-K for the year ended December 31, 2008, the Audit Committee (i) reviewed and discussed the consolidated audited financial statements with UBS’ management, (ii) discussed with McGladrey and Pullen, LLP, UBS’ independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified or supplemented), (iii) discussed the independence of   McGladrey and Pullen, LLP, and (iv) has received the written disclosures and the letter from McGladrey and Pullen, LLP required by PCAOB Rule 3526 (as modified or supplemented). Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in UBS’ Annual Report on Form 10-K for the year ending December 31, 2008.

UBS’ Audit Committee is composed of   Joseph T. Drennan (Chairman), L. Armstead Edwards, William B. Moore, and Marionette Y. Wilson who each endorsed this report.

Respectfully submitted:
Joseph T. Drennan (Chairman)
L. Armstead Edwards
William B. Moore
Marionette Y. Wilson (Frazier)

AUDIT AND NON-AUDIT FEES

The following table presents the fees for each of the last two fiscal years for the UBS’ principal accountants by category:
	2008	2007

Audit Fees	$110,374	$100,440
Audit-related fees	-	-
Tax fees	10,882	11,515
All other fees	-	-
Total fees	$121,256	$111,955

Services Provided by McGladrey and Pullen, LLP

1)
Audit Fees—These are fees for professional services performed by McGladrey and Pullen, LLP in 2008 and 2007 for the audit, including an audit of consolidated  financial statements reporting, and review of financial statements included in our Form 10-Q and Form 10-K filings.

2)
Tax Fees—These are fees for professional services performed by RSM McGladrey, Inc. (an independent company associated with McGladrey and Pullen, LLP through an alternative practice structure) with respect to tax compliance and tax advice. This includes preparation of our tax returns, tax research and tax advice.

Our Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the independence of McGladrey and Pullen, LLP and determined that to be the case.

Pre-approval of Services

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for UBS by its independent auditor, subject to the minimus exceptions for non-audit services described in Section 10A (i) (1) (B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.  The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. All services performed by RSM McGladrey, Inc. are approved by the Audit Committee.

PROPOSAL 1

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

Nominees for Directors

The following persons have been nominated by UBS’ Board of Directors for election as director to serve as follows:

Class B – Term Expires in 2013
(1)	Maurice R. Mitts

or until his successor is elected and takes office.

The person named as proxies in the accompanying form of proxy have advised UBS that, unless otherwise instructed, they intend at the meeting to vote the shares covered by proxies for the election of the nominees named in this Proxy Statement. If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect any remaining nominee. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve as directors. UBS expects all nominees to be willing and able to serve as directors.

The directors are elected by a plurality of the votes cast by the holders of UBS’ shares of Common Stock entitled to vote present in person or by proxy at the Annual Meeting for the election of the nominee for director. The proxies cannot be voted for a greater number of persons than the number of nominees named above.  If one or more of the nominees should, at the time of the Annual Meeting be unavailable or unable to serve as a director, the shares represented by the proxies will voted to elect any remaining nominee.  Proxies solicited by the Board of Directors will be voted for the nominee listed above, unless the shareholders specify a contrary choice in their proxies.

The Board of Directors recommends a vote FOR the nominee listed above.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 2 on the Proxy Card)

The firm of McGladrey and Pullen LLP has been appointed by the Audit Committee of the Board of Directors to serve as UBS’ independent registered public accounting firm for the fiscal year beginning January 1, 2009. The Board of Directors of UBS is requesting shareholder approval of the appointment. A representative of the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving UBS and the Bank, as their independent registered public accounting firm. The Audit Committee recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee.

The resolution being voted on is as follows:

RESOLVED, that the shareholders of UBS ratify and confirm the appointment of McGladrey and Pullen LLP as UBS’ independent registered public accounting firm for the year 2009.

The ratification of the selection of the independent certified public accountants requires the affirmation by vote of at least a majority of the outstanding voting shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

The Board of Directors recommends a vote FOR the resolution ratifying the appointment of McGladrey and Pullen LLP as UBS’ independent registered public accounting firm for the year 2009.

ADJOURNMENT

If sufficient votes in favor of any of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for two (2) periods of not more than fifteen (15) days in the aggregate to permit further solicitation of proxies with respect to any such proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. UBS will pay the costs of any additional solicitation and of any adjournment session.

FINANCIAL STATEMENTS

The consolidated financial statements of UBS are not set forth in this Proxy Statement. However, they are contained in the accompanying Annual Report of UBS for the year ended December 31, 2008.

OTHER BUSINESS

Management does not know at this time of any other matters that will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2010

UBS’ Annual Meeting of Shareholders will be held on or about November 30, 2010. Any shareholder desiring to submit a proposal to UBS for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to UBS before June 22, 2010. It is suggested that the proposal or proposals should be submitted by certified mail-return receipt requested to the attention of Marionette Y. Wilson, the Secretary of UBS, at the executive office of UBS, 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102.  Any such proposal and our obligation, if applicable, to include it in our proxy statement will be subject to Rule 14a-8 of the rules and regulations of the SEC.  If a shareholder notifies us after June 22, 2010 of an intent to present a proposal at the 2010 annual meeting, in accordance with Rule 14a-4 under the Exchange Act, we will have the right to exercise our discretionary voting authority on that proposal without including information about the proposal in our proxy materials.

ADDITIONAL INFORMATION

A copy of UBS’ Annual Report for the fiscal year ended December 31, 2008, containing, among other things, financial statements examined by its independent registered public accountants, was mailed with this Proxy Statement on or about October 20, 2009 to the shareholders of record as of the close of business on October 12, 2009.

Upon written request of any shareholder, a copy of UBS’ Annual Report on Form 10-K for its fiscal year ended December 31, 2008, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from UBS’ Secretary, Marionette Y. Wilson, at the executive office of UBS, 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102.

By Order of the Board of Directors of
United Bancshares, Inc.

Marionette Y. Wilson, Secretary

REVOCABLE PROXY UNITED BANCSHARES, INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 11, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED BANCSHARES, INC.
The undersigned hereby constitutes and appoints L. Armstead Edwards, William B. Moore, or Evelyn F. Smalls, individually, proxy of the undersigned, each with full power of substitution to represent the undersigned and to vote all of the shares of United Bancshares, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of United Bancshares, Inc. to be held at The African American Museum of Philadelphia, 701 Arch Street, Philadelphia, PA 19106 at 9:00 a.m., prevailing time, and any adjournments thereof. All powers may be exercised by said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting, the accompanying Proxy Statement and Annual Report for the Year 2008 are hereby acknowledged. The Board of Directors recommends a vote FOR each of the following proposals:

1.	PROPOSAL FOR ELECTION OF CLASS B DIRECTOR. To elect the nominee listed below:
  Class B —Term Expires in 2013

01. Maurice R. Mitts	[ ] FOR	[ ] WITHHOLD AUTHORITY

2.	PROPOSAL FOR RATIFICATION OF INDEPENDENT AUDITORS. To ratify the selection of McGladrey and	Pullen LLP as independent registered public accounting firm for 2009:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.

THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER EXACTLY AS HIS OR HER NAME APPEARS ON HIS OR HER STOCK CERTIFICATE AND RETURNED PROMPTLY TO UNITED BANCSHARES, INC. IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.

Dated: __________,   2009

______________________
Signature(s) (Title(s), if applicable)

______________________
Please print name

MEETING RESERVATION

DO YOU PLAN TO ATTEND THE ANNUAL MEETING ON FRIDAY, DECEMBER 11, 2009? Yes_____ No_____

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON’S TITLE.

LOGO YOUR PROXY CONTROL NUMBER	VOTE BY INTERNET: Log-on to www.votestock.com Enter your control number printed to the left Vote your proxy by checking the appropriate boxes Click on “Accept Vote”

VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the left of the page. You will need to respond to only a few simple prompts.
Your vote will be confirmed and cast as directed.
Call toll-free in the U.S. or Canada at
1-866-578-5350 on a touch-tone telephone

VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return the accompanying proxy card in the pre-paid envelope provided

You may vote by Internet or telephone 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m., prevailing time, on December 10, 2009.
Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.